PRUDENTIAL FLEXGUARD NEW YORK

FLEXIBLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)

Issued by

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated July 24, 2026

To

Prospectus dated May 1, 2026

This Supplement should be read in conjunction with the current Prospectus (“Prospectus”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

This Supplement describes changes to your Prospectus that are effective immediately, unless noted otherwise.

1.	Key Information, Important Information You Should Consider About The Contract, “Restrictions” Section:

In the “Are there any Restrictions on Contract Benefits?” subsection, the restriction is restated as follows:

Are there any Restrictions on Contract Benefits?

Yes.

•     We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.

•     We may discontinue the use of this feature for future Performance Lock requests at any time.

•     Withdrawals may significantly reduce the Death Benefit, perhaps by more than the amount withdrawn.

Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix E, ‘Financial Intermediary Variations’ and the Cover Page of this prospectus for additional information. For more information on the benefits under the Contract, please refer to the “Benefits Available Under the Contract” and “Performance Lock” sections of this prospectus.

2.	Fee Table:

The first sentence of the footnote under the “Adjustments” table is restated as follows:

“An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.”

3.	Description of Insurance Company, Registered Separate Account, and Investment Options:

In the “Investment Options” subsection, the first footnote under the Examples listed under the “Tiered Participation Rate Index Strategy,” is restated as follows:

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“*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the impact of Interim Value Adjustments. Reductions to your Index Strategy Base could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base and the corresponding Interim Value adjustments.”

4.	Charges and Adjustments:

In the “Interim Value Adjustments for Index Strategies” subsection, the first two paragraphs are restated as follows:

“On each Valuation Day during the year, other than the Index Strategy Start Date and Index Strategy End Date, each Index Strategy is valued using an Interim Value. The Interim Value is used to calculate amounts available for withdrawal (including systematic withdrawals), surrender, transfer, Annuitization or payment of a death claim. The Interim Value also is used to determine how much the Index Strategy Base will be reduced after a transfer or withdrawal.

This prospectus refers to the gain or loss reflected in an Interim Value, which fluctuates from day to day between the Index Strategy Start Date and Index Strategy End Date, as an Interim Value “adjustment.” Interim Value adjustments will impact your investment in an Index Strategy only when there is a transaction using an Interim Value. A negative Interim Value adjustment will result in loss, and any such loss could be greater than the value withdrawn or otherwise removed from the Index Strategy and could result in loss beyond the Index Strategy’s Buffer (which only applies on the Index Strategy End Date). A negative Interim Value adjustment will reduce Account Value and Surrender Value and may reduce the death benefit, perhaps significantly. A negative Interim Value adjustment will result in loss even if the Index Value at the time the Interim Value is calculated is higher than the Index Value on the Index Strategy Start Date.”

5.	General Description of Contracts:

In the “Performance Lock Value” subsection:

a.	All references to Benefit charges are removed.

b.	In the “Calculation of the Performance Lock Value” subsection, the paragraph immediately preceding the “Example: Manual Performance Lock Value calculation” is restated as follows:

“The following Example demonstrates how a manual Performance Lock could work. The numbers used are hypothetical. Appendix D provides an Example of how an automatic Performance Lock could work. Please see “Interim Value of Index Strategies” for further detail on how the Interim Value after a Performance Lock in the example below is calculated.”

6.	Appendix A – Investment Options Available Under the Contract:

All references to “Minimum Participate Rate” are restated as “Minimum Participation Rate.”

7.	Appendix C – Important Information About the Indices:

a.	All references to “Prudential FlexGuard Income” are restated as “Prudential FlexGuard New York.”

b.	All references to “Pruco Life Insurance Company” are restated as “Pruco Life Insurance Company of New Jersey”

8.	Appendix E – Financial Intermediary Variations:

Effective July 13, 2026, the variation for J.P. Morgan no longer applies and is removed from the table.

If you have any questions, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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